                                                                   Exhibit 10.2



                                WARRANT AGREEMENT
                           Dated as of October 1, 2000
                                     between
                            WEIGHTWATCHERS.COM, INC.
                                       and
                       WEIGHT WATCHERS INTERNATIONAL, INC.

                                WARRANT AGREEMENT
                                TABLE OF CONTENTS

                                                                                                           Page
Section 1. Defined Terms.
                  1.1      Certain Definitions
                  1.2      Rules of Construction
         Section 2. Issuance, Form, Execution, Delivery and Registration of Warrant Certificates.
                  2.1      Issuance of Warrants
                  2.2      Execution of Warrant Certificates
                  2.3      Registration, Registration of Transfers and Exchanges
                  2.4      Form of Warrant Certificates
                  2.5      Restrictive Legends
                  2.6      Offices for Exercise, etc
                  2.7      Cancellation
                  2.8      Lost, Stolen, Destroyed, Defaced or Mutilated Warrant Certificates
         Section 3. Terms of Warrants; Exercise of Warrants.                                                6
                  3.1      Exercise Period                                                                  6
                  3.2      Manner of Exercise                                                               7
                  3.3      Issuance of Warrant Shares
                  3.4      Fractional Warrant Shares
                  3.5      Sufficient Authorized Share Capital
                  3.6      Payment of Taxes                                                                 8
         Section 4. Adjustment of Exercise Price and Number of Warrant Shares Issuable.

                  4.1      Adjustments
                  4.2      Superseding Adjustment
                  4.3      Minimum Adjustment
                  4.4      Notice of Adjustment                                                             13
                  4.5      Notice of Certain Transactions
                  4.6      Adjustment to Warrant Certificate
                  4.7      Challenge to Good Faith Determination
                  4.8      Treasury Stock
         Section 5. Holders' Rights and Obligations.
                  5.1      Registration Rights
                  5.2      Other Rights and Obligations
         Section 6. Miscellaneous.
                  6.1      Notices to the Company and WWI
                  6.2      Amendments
                  6.3      Severability
                  6.4      Successors
                  6.5      Termination
                  6.6      Governing Law
                  6.7      Jurisdiction; Venue
                  6.8      Benefits of This Agreement
                  6.9      Counterparts
                  6.10     Table of Contents
                  6.11     MUTUAL WAIVER OF JURY TRIAL

Exhibits

EXHIBIT A         -        Form of Note
EXHIBIT B         -        Form of Warrant Certificate

WARRANT AGREEMENT, dated as of October 1, 2000 (the "Agreement"), between WeightWatchers.com, Inc., a Delaware corporation (the "Company"), and Weight Watchers International, Inc., a Virginia corporation ("WWI").

                              W I T N E S S E T H:

WHEREAS, WWI has agreed to loan the Company up to an aggregate principal amount of $23.5 million (the "Loan") pursuant to the terms of the Note attached hereto as Exhibit A; and

WHEREAS, in order to induce WWI to make the Loan, the Company has agreed to enter into this Agreement and issue 1,200,000 Warrants to WWI.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company and the Holders (as defined below), the parties hereto agree as follows:

                      1.   DEFINED TERMS.

                               1.   Certain Definitions

                                    As used in this Agreement, the following terms shall have the following respective meanings:

                                    "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, is defined to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                                    "Board" means the Board of Directors of the Company.

                                    "Business Day" means a day other than a
                                    Saturday, Sunday or other day on which
                                    commercial banks in New York City are
                                    authorized or required by law to close.

                                    "Cashless Exercise" has the meaning
                                    specified in Section 3.2 hereof.

                                    "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Current Market Value (as defined below) per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of Common Stock on the Exercise Date.

                                    "Combination" has the meaning specified in
                                    Section 4.1(d) hereof.

                                    "Commission" means the Securities and
                                    Exchange Commission.

                                    "Common Stock" means the common stock, par value $0.01 per share, of the Company.

                                    "Current Market Value," per share of Common
                                    Stock or any other security at any date, means (i) if the security is not registered under the Exchange Act, the fair market value of the security (without any discount for lack of liquidity, the amount of such security offered to be purchased or the fact that such securities may represent a minority interest in a private company or a company under the control of another Person) as determined in good faith by the Board and certified in a board resolution that is delivered to the Holders, and, if requested by the Majority Holders, determined to be fair, from a financial point of view, to the holders of such security or another security exercisable for such security, by an Independent Financial Expert (as set forth in such Independent Financial Expert's written fairness opinion); or (ii) if the security is registered under the Exchange Act, the average of the last reported sale price of the security (or the equivalent in an over-the-counter market) for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date, or if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, the average of the daily closing bid prices (or such equivalent) for all of the Business Days before such date for which daily closing bid prices are available (provided, however, that if the closing bid price is not determinable for at least 10 Business Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act). The Company shall pay the fees and expenses of any Independent Financial Expert in the determination of Current Market Value.

                                    "Exchange Act" means the Securities Exchange
                                    Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder.

                                    "Exercise Date" means the date on which a Warrant is exercised by the Holder thereof.

                                    "Exercise Price" means the purchase price per Warrant Share to be paid upon the exercise of each Warrant, which price shall be $7.14 per Warrant Share as adjusted in accordance with the terms hereof.

                                    "Expiration Date" means October 1, 2010.

                                    "Holder" means the holder of a Warrant,
                                    which shall initially be WWI.

                                    "Independent Financial Expert" means a
                                    nationally recognized investment bank that does not (and whose directors, executive officers and 5% stockholders do not) have a direct or indirect financial interest in the Company, the Holders, or any of their respective subsidiaries or Affiliates, which has not been for at least five years, and at the time it is called upon to give independent financial advice to the Company is not (and none of its directors, executive officers or 5% stockholders is), a promoter, director, or officer of the Company, the Holders or any of their respective subsidiaries or Affiliates. The Independent Financial Expert may be compensated and indemnified by the Company for opinions or services it provides as an Independent Financial Expert.

                                    "Issue Date" means October 1, 2000, the date on which the Warrants are first issued.

                                    "Majority Holders" means the Holders of a majority of the then outstanding Warrants.

                                    "Officer" means the principal executive
                                    officer, the principal financial officer, the treasurer or the principal accounting officer of the Company.

                                    "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                                    "Repurchase Price" means, in respect of a Warrant, (i) the excess of the Current Market Value of a share of Common Stock of the Company over the Exercise Price per share of Common Stock, multiplied by (ii) the number of Warrant Shares that would be obtained if one Warrant was exercised on the date of repurchase.

                                    "Right" has the meaning specified in Section
                                    4.1(g) hereof.

                                    "Securities Act" means the Securities Act of
                                    1933, as amended (or any successor act), and the rules and regulations promulgated thereunder.

                                    "Successor Company" has the meaning
                                    specified in Section 4.1(d) hereof.

                                    "Warrant Certificates" means the
                                    certificates evidencing the Warrants to be delivered pursuant to this Agreement, substantially in the form of Exhibit B hereto.

                                    "Warrant Registrar" has the meaning
                                    specified in Section 2.3 hereof.

                                    "Warrant Shares" has the meaning specified in Section 2.1 hereof.

                                    "Warrants" shall mean the Warrants issued hereunder and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                               2.   Rules of Construction

                                    Unless the text otherwise required.

                                                 i.  a term has the meaning
                                                     assigned to it;

                                                 ii. an accounting term not
                                                     otherwise defined has the
                                                     meaning assigned to it in
                                                     accordance with United
                                                     States generally accepted
                                                     accounting principles
                                                     ("U.S. GAAP") as in effect
                                                     from time to time;

                                                 iii. "or" is not exclusive;

                                                 iv. "including" means
                                                     including, without
                                                     limitation; and

                                                 v.  words in the singular
                                                     include the plural and
                                                     words in the plural include
                                                     the singular.

                      2. ISSUANCE, FORM, EXECUTION, DELIVERY AND REGISTRATION OF WARRANT CERTIFICATES.

                               1.   Issuance of Warrants

                                    . Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to such holder of the Warrant) one share of Common Stock of the Company (the shares purchasable upon exercise of a Warrant being hereinafter referred to as the "Warrant Shares," subject to adjustment as provided in Section 4 hereof).

                               2.   Execution of Warrant Certificates

                                    . The Warrant Certificates shall be executed on behalf of the Company by one Officer of the Company. Such signatures may be the manual or facsimile signatures of the present or any future such Officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Warrant Certificate.

                                    In case any Officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such Officer before the Warrant Certificate so signed shall be delivered by the Company, such Warrant Certificate nevertheless may be delivered or disposed of as though the Person who signed such Warrant Certificate had not ceased to be such Officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper Officers of the Company, although at the date of the execution and delivery of this Agreement any such Person was not such an Officer.

                               3. Registration, Registration of Transfers and Exchanges

                                    . The Company will keep, at the office or agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided herein. Each person designated by the Company from time to time as a Person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "Warrant Registrar." The Company hereby initially appoints itself as Warrant Registrar. Upon written notice to the Holders and any acting Warrant Registrar, the Company may appoint a successor Warrant Registrar for such purposes.

                                    The Company will at all times designate one
                                    Person (who may be the Company and who need not be a Warrant Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "Warrant Register"). The Company will act as such repository unless and until some other Person is, by written notice from the Company to the Holders and the Warrant Registrar, designated by the Company to act as such. In the event the Warrant Registrar is not the repository, the Company shall cause the Warrant Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by the Warrant Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

                                    When Warrants are presented to the Company with a request to register the transfer of the Warrants or exchange Warrants for an equal number of Warrants of other authorized denominations, the Company shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth herein for such transactions are met; provided, however, that the Warrants presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company, duly executed by the holder thereof or by his attorney, duly authorized in writing.

                                    All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrants surrendered upon such registration of transfer or exchange.

                               4.   Form of Warrant Certificates

                                    . The Warrant Certificates to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit B attached hereto. Such Warrant Certificates shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be decreased or increased, as appropriate. Any endorsement of a Warrant Certificate to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Company in accordance with instructions given by the holder thereof.

                               5.   Restrictive Legends

                                    . The Warrant Certificates shall bear the following legend (the "Private Placement Legend") on the face thereof:

                                    THE SECURITIES EVIDENCED HEREBY HAVE NOT
                                    BEEN REGISTERED UNDER THE SECURITIES ACT OF
                                    1933, AS AMENDED (THE "SECURITIES ACT"), OR
                                    ANY STATE OR OTHER SECURITIES LAWS. NEITHER
                                    THIS SECURITY NOR ANY INTEREST OR
                                    PARTICIPATION HEREIN MAY BE REOFFERED, SOLD,
                                    ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED
                                    OR OTHERWISE DISPOSED OF IN THE ABSENCE OF
                                    SUCH REGISTRATION OR UNLESS THE TRANSACTION
                                    IS EXEMPT FROM, OR NOT SUBJECT TO, THE
                                    REGISTRATION REQUIREMENTS OF THE SECURITIES
                                    ACT.

                               6.   Offices for Exercise, etc

                                    . So long as any of the Warrants remain
                                    outstanding, the Company will designate: (a) an office or agency where the Warrant Certificates may be presented for exercise,
                                    (b) an office or agency where the Warrant
                                    Certificates may be presented for
                                    registration of transfer and for exchange, and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change such designation, as it may deem desirable or expedient. The Company will give to the Holders and the Warrant Registrar written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates its office at the address set forth in Section 6.1, as the initial agency maintained for such purpose.

                               7.   Cancellation

                                    . All Warrant Certificates surrendered for the purpose of exercise (in whole or in part), exchange, substitution or transfer shall, if surrendered to the Company or to any of its agents, be delivered to the Company for cancellation or in cancelled form, or if surrendered to the Company shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. If the Company purchases or acquires Warrants and if the Company so chooses, the Company may cancel and retire the Warrant Certificates evidencing said Warrants.

                                8.  Lost, Stolen, Destroyed, Defaced or
                                    Mutilated Warrant Certificates

                                    . Upon receipt by the Company (or any agent of the Company if requested by the Company) of evidence satisfactory to it of the loss, theft, destruction, defacement or mutilation of any Warrant Certificate and of indemnity satisfactory to it (which may include posting a bond) and, in the case of mutilation or defacement, upon surrender thereof to the Company for cancellation, then, in the absence of notice to the Company that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company shall execute in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this
                                    Section in lieu of any lost, stolen or
                                    destroyed Warrant Certificate shall
                                    constitute an additional contractual
                                    obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 2.8 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

                      3.   TERMS OF WARRANTS; EXERCISE OF WARRANTS.

                               1.   EXERCISE PERIOD

                                    Subject to the terms of this Agreement, each Holder shall have the right until 5:00 p.m., New York City time, on the Expiration Date to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

                                    The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of the outstanding Warrants to the effect that the Warrants will terminate and become void as of 5:00 p.m., New York City time, on the Expiration Date; provided, however, that the failure by the Company to give such notice as provided in this Section shall not affect such termination and becoming void of the Warrants as of 5:00 p.m., New York City time, on the Expiration Date.

                               2.   Manner of Exercise

                                    A Warrant may be exercised at any time prior to the Expiration Date upon (i) surrender to the Company of the Warrant Certificates, together with the form of election to purchase properly completed and executed by the Holder thereof and (ii) payment to the Company of the Exercise Price for each share of Common Stock or other securities issuable upon exercise of such Warrants. The Exercise Price may be paid (i) in cash or by certified or official bank check or by wire transfer to an account designated by the Company for such purpose (a "Cash Exercise") or (ii) without the payment of cash, by reducing the number of shares of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (a) the number of shares of Common Stock for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash) and (b) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with clause (ii) of the immediately preceding sentence is herein called a "Cashless Exercise." In the event of a Cashless Exercise of Warrants, the Company will purchase from the Holder thereof such number of Warrants as would have entitled the Holder thereof to receive the excess of the number of shares of Common Stock deliverable upon a Cash Exercise over the number of shares of Common Stock deliverable upon a Cashless Exercise, for a purchase price equal to the Exercise Price multiplied by the excess of the number of shares of Common Stock purchasable upon a Cash Exercise over the number of shares of Common Stock purchasable upon a Cashless Exercise. The Company agrees to offset the purchase price referred to in the immediately preceding sentence with the obligation to pay the Exercise Price in respect of the shares of Common Stock deliverable upon a Cashless Exercise. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Upon surrender of the Warrant Certificate and payment of the Exercise Price in accordance with this Agreement, the Company will issue shares of Common Stock of the Company for each Warrant evidenced by such Warrant Certificate, subject to adjustment as described herein. Whenever there occurs a Cashless Exercise, the Company shall deliver to the Holder a certificate setting forth the Cashless Exercise Ratio.

                               3.   Issuance of Warrant Shares

                                    Subject to Section 2.8, upon the surrender of Warrant Certificates and payment of the Exercise Price, as set forth above, the Company shall issue shares of Common Stock in such name or names as the Holder may designate, for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.4 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such shares of Common Stock shall be deemed to have been issued and any Person so designated shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price or upon a Cashless Exercise.

                                    The Company hereby agrees that no service charge will be made for registration of transfer or exchange upon surrender of any Warrant Certificate at the office maintained for that purpose. Holders may be required to make payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Warrant Certificates.

                               4.   Fractional Warrant Shares

                                    The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.4, be issuable on the exercise of any Warrant (or specified portion thereof), the Company may, at its option, pay an amount in cash equal to the Current Market Value for one Warrant Share on the Business Day immediately preceding the date the Warrant is exercised, multiplied by such fraction.

                               5.   Sufficient Authorized Share Capital

                                    The Company has and will maintain an
                                    authorized share capital sufficient for the issuance of such number of shares of Common Stock as will be issuable upon the exercise of all outstanding Warrants. Such shares of Common Stock, when issued and paid for in accordance with the Warrant Agreement, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights and free from all liens, charges and security interests with respect to the issue thereof.

                               6.   Payment of Taxes

                                    The Company will pay all documentary stamp taxes attributable to the initial issuance of the Warrants and the Warrant Shares issuable upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                      4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE.

                               1.   ADJUSTMENTS

                                      The Exercise Price and the number of
                                    Warrant Shares purchasable upon the exercise of Warrants shall be subject to adjustment from time to time as follows:

                                        a.  Changes in Shares of Common Stock.
                                            In the event that at any time or
                                            from time to time after the date
                                            hereof the Company shall (i) pay a
                                            dividend or make a distribution on
                                            its shares of Common Stock in shares
                                            of Common Stock or other shares of
                                            capital stock, (ii) subdivide its
                                            outstanding shares of Common Stock
                                            into a larger number of shares of
                                            Common Stock, (iii) combine its
                                            outstanding shares of Common Stock
                                            into a smaller number of shares of
                                            Common Stock or (iv) increase or
                                            decrease the number of shares of
                                            Common Stock outstanding by
                                            reclassification of its shares of
                                            Common Stock, then the number of
                                            shares of Common Stock purchasable
                                            upon exercise of each Warrant
                                            immediately after the happening of
                                            such event shall be adjusted
                                            (including by adjusting the
                                            definition of "Warrant Shares") so
                                            that, after giving effect to such
                                            adjustment, the Holder of each
                                            Warrant shall be entitled to receive
                                            the number of shares of Common Stock
                                            upon exercise that such Holder would
                                            have owned or have been entitled to
                                            receive had such Warrants been
                                            exercised immediately prior to the
                                            happening of the events described
                                            above (or, in the case of a dividend
                                            or distribution of shares of Common
                                            Stock, immediately prior to the
                                            record date therefor). An adjustment
                                            made pursuant to this Section 4.1(a)
                                            shall become effective immediately
                                            after the effective date,
                                            retroactive to the record date
                                            therefor in the case of a dividend
                                            or distribution in shares of Common
                                            Stock, and shall become effective
                                            immediately after the effective date
                                            in the case of a subdivision,
                                            combination or reclassification.

                                        b.  Cash Dividends and Other
                                            Distributions. In case at any time
                                            or from time to time after the date
                                            hereof the Company shall distribute
                                            to holders of shares of Common Stock
                                            (i) any dividend or other
                                            distribution of cash, evidences of
                                            its indebtedness, shares of its
                                            capital stock or any other
                                            properties or securities or (ii) any
                                            options, warrants or other rights to
                                            subscribe for or purchase any of the
                                            foregoing (other than, in each case
                                            set forth in (i) and (ii), (x) any
                                            dividend or distribution described
                                            in Section 4.1(a) or (y) any rights,
                                            options, warrants or securities
                                            described in Section 4.1(c)) then
                                            the number of Warrant Shares
                                            purchasable upon the exercise of
                                            each Warrant shall be increased to a
                                            number determined by multiplying the
                                            number of shares of Common Stock
                                            issuable immediately prior to the
                                            record date upon exercise of each
                                            Warrant by a fraction, the numerator
                                            of which shall be the sum of (x) any
                                            cash distributed per Warrant Share
                                            and (y) the Current Market Value of
                                            the portion, if any, of the
                                            distribution applicable to one
                                            Warrant Share consisting of
                                            evidences of indebtedness, shares of
                                            stock, securities, other property,
                                            warrants, options or subscription of
                                            purchase rights and the denominator
                                            of which shall be the Current Market
                                            Value of the shares of Common Stock
                                            comprising one Warrant Share
                                            immediately after such dividend or
                                            other distribution. Such adjustment
                                            shall be made whenever any
                                            distribution is made and shall
                                            become effective as of the date of
                                            distribution, retroactive to the
                                            record date for any such
                                            distribution; provided, however,
                                            that the Company is not required to
                                            make an adjustment pursuant to this
                                            Section 4.1(b) if at the time of
                                            such distribution the Company makes
                                            the same distribution to Holders of
                                            Warrants as it makes to holders of
                                            shares of Common Stock pro rata
                                            based on the number of shares of
                                            Common Stock for which such Warrants
                                            are exercisable (whether or not
                                            currently exercisable). No
                                            adjustment shall be made pursuant to
                                            this Section 4.1(b) which shall have
                                            the effect of decreasing the number
                                            of Warrant Shares purchasable upon
                                            exercise of each Warrant.

                                        c.  Rights Issue. In the event that at
                                            any time or from time to time after
                                            the date hereof the Company shall
                                            issue, sell, distribute or otherwise
                                            grant any rights to subscribe for or
                                            to purchase, or any options or
                                            warrants for the purchase of, or any
                                            securities convertible or
                                            exchangeable into, shares of Common
                                            Stock to all holders of shares of
                                            Common Stock, entitling such holders
                                            to subscribe for or purchase shares
                                            of Common Stock or stock or
                                            securities convertible into shares
                                            of Common Stock within 60 days after
                                            the record date for such issuance,
                                            sale, distribution or other grant,
                                            as the case may be, and the sum of
                                            (a) the offering price of such
                                            right, option,
                                            warrant or other security (on a per
                                            share basis) and (b) any
                                            subscription, purchase, conversion
                                            or exchange price per share of
                                            Common Stock (the "Consideration")
                                            is lower at the record date for such
                                            issuance than the then Current
                                            Market Value per share of such
                                            Common Stock, the number of shares
                                            of Common Stock thereafter
                                            purchasable shall be increased to a
                                            number determined by multiplying the
                                            number of shares of Common Stock
                                            issuable immediately prior to the
                                            record date upon exercise of each
                                            Warrant by a fraction, the numerator
                                            of which shall be the number of
                                            shares of Common Stock outstanding
                                            on the date of issuance of such
                                            rights, options, warrants or
                                            securities plus the number of
                                            additional shares of Common Stock
                                            offered for subscription or purchase
                                            or into or for which such securities
                                            are convertible or exchangeable, and
                                            the denominator of which shall be
                                            the number of shares of Common Stock
                                            outstanding on the date of issuance
                                            of such rights, options, warrants or
                                            securities plus the total number of
                                            shares of Common Stock which could
                                            be purchased at the Current Market
                                            Value with the aggregate of the
                                            Consideration with respect to such
                                            issuance, sale, distribution or
                                            other grant. Such adjustment shall
                                            be made whenever such rights,
                                            options or warrants are issued and
                                            shall become effective retroactively
                                            immediately after the record date
                                            for the determination of
                                            stockholders entitled to receive
                                            such rights, options, warrants or
                                            securities; provided however, that
                                            the Company is not required to make
                                            an adjustment pursuant to this
                                            Section 4.1(c) if the Company shall
                                            make the same distribution to
                                            Holders of Warrants. No adjustment
                                            shall be made pursuant to this
                                            Section 4.1(c) which shall have the
                                            effect of decreasing the number of
                                            Warrant Shares purchasable upon
                                            exercise of each Warrant.

                                            If the Company at any time shall
                                            issue two or more securities as a
                                            unit and one or more of such
                                            securities shall be rights, options
                                            or warrants for or securities
                                            convertible or exchangeable into,
                                            shares of Common Stock subject to
                                            this Section 4.1(c), the
                                            consideration allocated to each such
                                            security shall be determined in good
                                            faith by the Board.

                                        d.  Combination; Liquidation. Except as
                                            provided in clause (ii) below, in
                                            the event of certain consolidations,
                                            mergers or demergers of the Company,
                                            or the sale of all or substantially
                                            all of the assets of the Company to
                                            another Person (a "Combination"),
                                            each Warrant will thereafter be
                                            exercisable for the right to receive
                                            the kind and amount of shares of
                                            stock or other securities or
                                            property to which such holder would
                                            have been entitled as a result of
                                            such Combination had the Warrants
                                            been exercised immediately prior
                                            thereto. Unless clause (ii) is
                                            applicable to a Combination, if any
                                            Warrants shall be outstanding after
                                            a Combination, the Company shall
                                            provide that the surviving or
                                            acquiring Person (the "Successor
                                            Company") in such Combination will
                                            enter into an agreement with the
                                            Holders confirming the Holders'
                                            rights pursuant to this Section
                                            4.1(d) and providing for
                                            adjustments, which shall be as
                                            nearly equivalent as may be
                                            practicable to the adjustments
                                            provided for in this Section 4. The
                                            provisions of this Section 4.1(d)
                                            shall similarly apply to successive
                                            Combinations involving any Successor
                                            Company.

                                            In the event of (A) a Combination,
                                            and, in connection therewith, the
                                            consideration payable to the holders
                                            of shares of Common Stock in
                                            exchange for their shares is payable
                                            solely in cash or (B) a dissolution,
                                            liquidation or winding-up of the
                                            Company, then the holders of the
                                            Warrants will be entitled to receive
                                            distributions on an equal basis with
                                            the holders of shares of Common
                                            Stock or other securities issuable
                                            upon exercise of the Warrants, as if
                                            the Warrants had been exercised
                                            immediately prior to such event,
                                            less the Exercise Price. Upon
                                            receipt of such payment, if any, the
                                            Warrants will expire and the rights
                                            of holders thereof will cease.

                                            In the case of any such Combination,
                                            the surviving or acquiring Person as
                                            described in this Section 4.1(d)
                                            and, in the event of any
                                            dissolution, liquidation or
                                            winding-up of the Company, the
                                            Company, shall promptly pay to the
                                            Holders of the Warrants the amounts
                                            to which they are entitled as
                                            described above upon surrender of
                                            the Warrant Certificates. The
                                            Company shall make payment to the
                                            Holders by delivering a check, or by
                                            wire transfer of same-day funds, in
                                            such amount as is appropriate (or,
                                            in
                                            the case of consideration other than
                                            cash, such other consideration as is
                                            appropriate) to such Person or
                                            Persons as it may be directed in
                                            writing by the Holders surrendering
                                            such Warrants.

                                        e.  Tender Offers; Exchange Offers. In
                                            the event that the Company or any
                                            subsidiary of the Company shall
                                            purchase shares of Common Stock
                                            pursuant to a tender offer or an
                                            exchange offer for a price per share
                                            of Common Stock that is greater than
                                            the then Current Market Value per
                                            share of Common Stock in effect at
                                            the end of the trading day
                                            immediately following the day on
                                            which such tender offer or exchange
                                            offer expires, then the Company, or
                                            such subsidiary of the Company,
                                            shall, within 10 Business Days of
                                            the expiry of such tender offer or
                                            exchange offer, offer to purchase
                                            Warrants for comparable
                                            consideration per share of Common
                                            Stock based on the number of shares
                                            of Common Stock which the Holders of
                                            such Warrants would receive upon
                                            exercise of such Warrants (the
                                            "Offer") (such amount less the
                                            Exercise Price in respect of such
                                            share, the "Per Share
                                            Consideration"); provided, however,
                                            if a tender offer is made for only a
                                            portion of the outstanding shares of
                                            Common Stock, then such offer shall
                                            be made for such shares of Common
                                            Stock issuable upon exercise of the
                                            Warrants in the same pro rata
                                            proportion.

                                            The Offer shall remain open for a
                                            period of 20 Business Days following
                                            its commencement and no longer,
                                            except to the extent that a longer
                                            period is required by applicable law
                                            (the "Offer Period"). No later than
                                            five Business Days after the
                                            termination of the Offer Period (the
                                            "Purchase Date"), the Company shall
                                            purchase such Warrants for the
                                            applicable Per Share Consideration.

                                        f.  Other Events. If any event occurs as
                                            to which the foregoing provisions of
                                            this Section 4 are not strictly
                                            applicable or, if strictly
                                            applicable, would not, in the good
                                            faith judgment of the Board, fairly
                                            and adequately protect the purchase
                                            rights of the Warrants in accordance
                                            with the essential intent and
                                            principles of such provisions, then
                                            the Board shall make such
                                            adjustments in the application of
                                            such provisions, in accordance with
                                            such essential intent and
                                            principles, as shall be reasonably
                                            necessary, in the good faith opinion
                                            of the Board, to protect such
                                            purchase rights as aforesaid.

                                        g.  When No Adjustment Required. Without
                                            limiting any other exception
                                            contained in this Section 4.1, and
                                            in addition thereto, no adjustment
                                            need be made for:

                                                 i.  (A) grants to, exercises of
                                                     Rights by, or issuances of
                                                     equity securities to
                                                     employees, directors,
                                                     consultants or advisors of
                                                     the Company or any of its
                                                     subsidiaries and (B)
                                                     exercises of Rights by, or
                                                     issuances of equity
                                                     securities in connection
                                                     with Rights previously
                                                     issued to former employees,
                                                     former directors, former
                                                     consultants (to the extent
                                                     that all such securities,
                                                     other than those permitted
                                                     by clause (ii) below, do
                                                     not have an aggregate value
                                                     in excess of 15% of the
                                                     equity value of the Company
                                                     on a fully diluted basis,
                                                     as determined in good faith
                                                     by the Board). As used
                                                     herein, "Right" shall mean
                                                     any right, option, warrant
                                                     or convertible or
                                                     exchangeable security
                                                     containing the right to
                                                     subscribe for or acquire
                                                     one or more shares of
                                                     Common Stock, excluding the
                                                     Warrants;

                                                ii.  options, warrants or other
                                                     agreements or rights to
                                                     purchase capital stock of
                                                     the Company entered into or
                                                     granted prior to the date
                                                     of the issuance of the
                                                     Warrants or any issuance of
                                                     capital stock pursuant
                                                     thereto or in connection
                                                     therewith;

                                                iii. bona fide public offerings
                                                     or private placements;

                                                iv.  rights to purchase shares
                                                     of Common Stock pursuant to
                                                     a Company plan for
                                                     reinvestment of dividends
                                                     or interest; and

                                                v.   a change in the par value
                                                     of shares of Common Stock
                                                     (including a change from
                                                     par value to no par value
                                                     or vice versa).

                                        h.  Adjustment of Exercise Price.
                                            Whenever the number of shares of
                                            Common Stock purchasable upon the
                                            exercise of each Warrant is
                                            adjusted, as provided under this
                                            Section 4, the Exercise Price per
                                            share of Common Stock payable upon
                                            exercise of such Warrant shall be
                                            adjusted (calculated to the nearest
                                            $0.01) so that it shall equal the
                                            price determined by multiplying such
                                            Exercise Price immediately prior to
                                            such adjustment
                                            by a fraction the numerator of which
                                            shall be the number of shares of
                                            Common Stock purchasable upon the
                                            exercise of each Warrant immediately
                                            prior to such adjustment and the
                                            denominator of which shall be the
                                            number of shares of Common Stock so
                                            purchasable immediately thereafter.
                                            Following any adjustment to the
                                            Exercise Price pursuant to this
                                            Section 4, the amount payable, when
                                            adjusted, shall never be less than
                                            the par value per share of Common
                                            Stock at the time of such
                                            adjustment.

                                    If after an adjustment, a Holder of a
                                    Warrant upon exercise of it may receive
                                    shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between such classes of shares in a manner that the Board deems fair and equitable to the Holders. After such allocation, the exercise privilege and the Exercise Price of each class of shares shall thereafter be subject to adjustment on terms comparable to those applicable to shares of Common Stock under this Section 4.

                                    Such adjustment shall be made successively whenever any event listed above shall occur.

                               2.   Superseding Adjustment

                                    Upon the expiration of any rights,
                                    options, warrants or conversion or exchange privileges which resulted in the adjustments pursuant to this Section 4, if any thereof shall not have been exercised, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted as if
                                    (A) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 4.1(a)) have the effect of decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

                               3.   Minimum Adjustment

                                    The adjustments required by the preceding
                                    Sections of this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Common Stock purchasable upon exercise of Warrants that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 4.1(a)) unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% of the number of shares of Common Stock purchasable upon exercise of Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Section 4, fractional interests in shares of Common Stock shall be taken into account to the nearest one-hundredth of a share.

                               4.   Notice of Adjustment

                                    Whenever the number of shares of Common
                                    Stock and other property, if any,
                                    purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall deliver to the Holders a certificate setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board determined the fair market value of any evidences of indebtedness, other securities or property or warrants or other subscription or purchase rights), and specifying the number of shares of Common Stock purchasable upon exercise of Warrants after giving effect to such adjustment. The Company shall promptly deliver a copy of such certificate to each Holder.

                               5.   Notice of Certain Transactions

                                      In the event that the Company shall
                                    propose (a) to pay any dividend payable in securities of any class to the holders of its shares of Common Stock or to make any other distribution to the holders of its shares of Common Stock, (b) to offer the holders of its shares of Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any reclassification of its shares of Common Stock, capital reorganization or Combination or (d) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or in the event of a tender offer or exchange offer described in Section 4.1(e), the Company shall within 5 Business Days of making such proposal, tender offer or exchange offer send to the Holders a notice of such proposed action or offer, such notice to be mailed by the Company to the Holders at their addresses as they appear in the Warrant Register, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of shares of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the shares of Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, purchasable upon exercise of each Warrant after giving effect to any adjustment which will be required as a result of such action. Such notice shall be given by the Company as promptly as possible and, in the case of any action covered by clause (a) or (b) above, at least 10 Business Days prior to the record date for determining holders of the shares of Common Stock for purposes of such action and, in the case of any other such action, at least 20 Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of shares of Common Stock, whichever shall be the earlier.

                               6.   Adjustment to Warrant Certificate

                                      The form of Warrant Certificate need not
                                    be changed because of any adjustment made pursuant to this Section 4, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock as are stated in any Warrant Certificates issued prior to the adjustment. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                    7. Challenge to Good Faith Determination

                                      Whenever the Board shall be required to
                                    make a determination in good faith of the Current Market Value of any item under
                                    Section 4, such determination may be
                                    challenged in good faith by the Majority
                                    Holders.

                               8.   Treasury Stock

                                      The sale or other disposition of any
                                    issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof and a repurchase thereof and designation of such shares as treasury stock shall be deemed to be a redemption thereof for the purposes of this Agreement.

                      5.   HOLDERS' RIGHTS AND OBLIGATIONS.

                               1.   REGISTRATION RIGHTS

                                      The parties hereby agree and acknowledge
                                    that the Holders will have registration
                                    rights with respect to Warrant Shares in accordance with the provisions of the Registration Rights Agreement, dated as of September 29, 1999, among the Company, WWI, H.J. Heinz Company ("Heinz") and Artal

                                    Luxembourg S.A. ("Artal").

                               2.   Other Rights and Obligations

                                      The parties hereby agree that the Warrants
                                    shall have the rights and be subject to the obligations set forth in the Stockholders' Agreement, dated as of September 29, 1999 (the "Stockholders' Agreement"), among the Company, WWI, Heinz and Artal with respect to shares of Common Stock held by WWI. The parties hereby agree and acknowledge that the Warrant Shares shall accordingly be subject to the provisions of the Stockholders' Agreement.

                      6.   MISCELLANEOUS.

                               1.   NOTICES TO THE COMPANY AND WWI

                                      Any notice or demand authorized by this
                                    Agreement to be given or made by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made
                                    (i) five business days after deposited in the mail, first class or registered, postage prepaid, (ii) one business day after being timely delivered to a next-day air courier or (ii) when receipt is acknowledged by the addressee, if telecopied, addressed (until another addresses is filed in writing by the Company with the Holders), as follows:

                                    WeightWatchers.com, Inc.

                                    360 Lexington Ave., 11th Floor

                                    New York, New York 10017

                                    Attention: General Counsel

                                    Telecopy: (212) 687-4398

                                    Any notice pursuant to this Agreement to be given by the Company to any Holder shall be sufficiently given or made (i) five business days after deposited in the mail, first-class or registered, postage prepaid,
                                    (ii) one business day after being timely delivered to a next-day air courier or (ii) when receipt is acknowledged by the addressee, if telecopied, addressed (until another or additional address is filed in writing by a Holder with the Company) to the Holder as follows:

                                    Weight Watchers International, Inc.

                                    175 Crossways Park West

                                    Woodbury, New York 11797

                                    Attention: General Counsel

                                    Telecopy: (516) 390-1719

                               2.   Amendments

                                      Except as set forth herein, the provisions
                                    of this Agreement may only be amended or waived with the prior written consent of the Company and each Holder; provided that the Company and the Majority Holders may amend or waive this Agreement except to the extent such waiver or amendment would constitute an adverse amendment or waiver to a non-consenting Holder's rights hereunder in a material respect.

                               3.   Severability

                                      The provisions of this Agreement are
                                    severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

                               4.   Successors

                                      All the covenants and provisions of this
                                    Agreement by or for the benefit of the
                                    Company or the Holders shall bind and inure to the benefit of their respective permitted successors and assigns hereunder.

                               5.   Termination

                                      This Agreement (other than the Company's
                                    obligations with respect to Warrants
                                    previously exercised and the Company's and the Holders' rights and obligations set forth in Sections 5.1 and 5.2) shall terminate at 5:00 p.m., New York City time on the Expiration Date.

                               6.   Governing Law

                                      This Warrant Agreement and the Warrants
                                    shall be governed by, and construed and
                                    interpreted in accordance with, the law of the State of New York.

                               7.   Jurisdiction; Venue

                                      The parties to this Agreement agree that
                                    jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly lie and shall be brought in any federal or state court located in the State of New York. By execution and delivery of this Agreement, each party hereto irrevocably submits to the jurisdiction of such courts for itself or himself and in respect of its or his property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby irrevocably waive any objection that such court is an improper or inconvenient forum for the resolution of such action.

                               8.   Benefits of This Agreement

                                      Nothing in this Agreement shall be
                                    construed to give to any Person other than the Company and the Holders of any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Holders.

                                        a.  Prior to the exercise of the
                                            Warrants, no Holder of a Warrant
                                            Certificate, as such, shall be
                                            entitled to any rights of a
                                            stockholder of the Company,
                                            including, without limitation, the
                                            right to receive dividends or
                                            subscription rights, the right to
                                            vote, to consent, to exercise any
                                            preemptive right, to receive any
                                            notice of meetings of stockholders
                                            for the election of directors of the
                                            Company, to share in the assets of
                                            the Company in the event of the
                                            liquidation, dissolution or winding
                                            up of the Company's affairs or any
                                            other matter or to receive any
                                            notice of any proceedings of the
                                            Company, except as may be
                                            specifically provided for herein.

                               9.   Counterparts

                                      This Agreement may be executed in any
                                    number of counterparts and each of such
                                    counterparts shall for all purposes be
                                    deemed to be an original, and all such
                                    counterparts shall together constitute but one and the same instrument.

                               10.  Table of Contents

                                      The table of contents and headings of the
                                    Sections of this Agreement have been
                                    inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                               11.  MUTUAL WAIVER OF JURY TRIAL

  THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                            WEIGHTWATCHERS.COM, INC.

                                            By:

                                            Name:

                                            Title:

                                            WEIGHT WATCHERS INTERNATIONAL, INC.

                                            By:

                                            Name:

                                            Title:


                                                                       EXHIBIT A


                                 [Form of Note]


                                                                       EXHIBIT B

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No. 02 1,200,000 Warrants
                               WARRANT CERTIFICATE

                            WEIGHTWATCHERS.COM, INC.


THIS CERTIFIES THAT, Weight Watchers International, Inc., a Virginia corporation ("WWI"), is the owner of 1,200,000 Warrants (the "Warrants") as described above, transferable only on the books of WeightWatchers.com, Inc., a Delaware corporation (the "Company"), by the holder thereof in person or by his or her duly authorized attorney, on surrender of the Certificate properly endorsed. Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement, dated as of October 1, 2000 (the "Warrant Agreement"), between the Company and WWI, to purchase from the Company, one Warrant Share per Warrant at the exercise price per share of $7.14 (the "Exercise Price"), or by Cashless Exercise. This
Warrant is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. This Warrant Certificate shall terminate and become void as of 5:00 p.m. on October 1, 2010 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed on behalf of the Company on the date set forth below.

Dated: October 1, 2000
                                            WEIGHTWATCHERS.COM, INC.


                                            By:

                                            Name:

                                            Title:


                    [FORM OF REVERSE OF WARRANT CERTIFICATE]

This Warrant Certificate is issued under and in accordance with the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company, 360 Lexington Ave., 11th Floor, New York, New York 10017.

Warrants may be exercised at any time until 5:00 p.m., New York City time on the Expiration Date. Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part by surrender of this Warrant Certificate with the form of election to purchase Warrant Shares attached hereto duly executed and with the simultaneous payment of the Exercise Price (i) in cash to the Company at the office of the Company or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of same-day funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made by the surrender of a Warrant or Warrants represented by one or more Warrant Certificates and without payment of the Exercise Price in cash, in exchange for the issuance of such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrants would otherwise then be nominally exercised if payment of the Exercise Price were being made in cash and (2) the Cashless Exercise Ratio.

The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock issuable upon the exercise of each Warrant shall, subject to certain conditions, be adjusted.

In the event the Company enters into a Combination following which this Warrant remains outstanding, the Holder hereof will be entitled to receive upon exercise of the Warrants the shares of capital stock or other securities or other property of such surviving entity as such Holder would have been entitled to receive upon or as the result of such Combination had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such Combination, consideration to holders of shares of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive distributions on an equal basis with the holders of shares of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such events, less the Exercise Price.

The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 3.6 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to the exercise of the Warrants or the Warrant Shares.

Upon any partial exercise of the Warrants, there shall be issued to the Holder hereof a new Warrant Certificate in respect of the Warrant Shares as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. In the event any fractional Warrant Shares would have to be issued upon the exercise of the Warrants, the Company may, at its option, pay an amount in cash equal to the Current Market Value for one Warrant Share on the Business Day immediately preceding the date the Warrant is exercised, multiplied by such fraction, in lieu of issuing such fractional share.

The Warrants do not entitle any holder hereof to any of the rights of a stockholder of the Company. All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

The Holder of this Warrant Certificate may be deemed and treated by the Company as the absolute owner of the Warrant Certificate for all purposes whatsoever and the Company shall not be affected by notice to the contrary.

                   FORM OF ELECTION TO PURCHASE WARRANT SHARES

                 (to be executed only upon exercise of Warrants)

                                     [     ]

The undersigned hereby irrevocably elects to exercise ____________ Warrants at an exercise price per Warrant Share of $________ to acquire an equal number of Warrant Shares on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to WeightWatchers.com, Inc., and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:
      -------------------------

-------------------------------
                                                 (Signature of Owner)
-------------------------------
(Street Address)
                                                 -------------------------------
(City) (State) (Zip Code)

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

         Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code: